Exhibit 99.1

ACTIVISION BLIZZARD ANNOUNCES BETTER-THAN-EXPECTED

THIRD QUARTER 2014 FINANCIAL RESULTS

Destiny® and World of Warcraft® Drive Record Third Quarter Non-GAAP Net Revenue and EPS

Company Increases CY 2014 Full-Year Revenue and Non-GAAP EPS Outlook

Santa Monica, CA – November 4, 2014 – Activision Blizzard, Inc. (Nasdaq: ATVI) today announced better-than-expected financial results for the third quarter of 2014.

	Third Quarter
(in millions, except EPS)	2014	Prior Outlook*	2013
GAAP
Net Revenues	$753	$650	$691
EPS	$(0.03)	$(0.07)	$0.05
Non-GAAP
Net Revenues	$1,170	$975	$657
EPS	$0.23	$0.11	$0.08

*Prior outlook was provided by the company on August 5, 2014 in its earnings release

For the quarter ended September 30, 2014, Activision Blizzard’s GAAP net revenues were $753 million, as compared with $691 million for the third quarter of 2013.  On a non-GAAP basis, the company’s net revenues were a record $1.17 billion, as compared with $657 million for the third quarter of 2013.  For the third quarter of 2014, GAAP net revenues from digital channels represented a record 67% of the company’s total revenues.  On a non-GAAP basis, net revenues from digital channels represented 43% of the company’s total revenues.

For the quarter ended September 30, 2014, Activision Blizzard’s GAAP loss per diluted share was ($0.03), as compared with GAAP earnings per diluted share of $0.05 for the third quarter of 2013.  On a non-GAAP basis, the company’s earnings per diluted share were a record $0.23 for the third quarter of 2014, as compared with $0.08 for the third quarter of 2013.

Please refer to the tables at the back of this press release for a reconciliation of the company’s GAAP and non-GAAP results.

Activision Announces Q3 2014 Earnings Results

Bobby Kotick, Chief Executive Officer of Activision Blizzard, said, “Our record third-quarter results were driven by Destiny®, the biggest new videogame franchise launch of all time, as well as strong sales from Blizzard Entertainment’s Diablo® III: Reaper of Souls™ - Ultimate Evil Edition™, Hearthstone®: Heroes of Warcraft™, which now has over 20 million registered players¹, and World of Warcraft®, which saw a quarterly increase in subscribers to 7.4¹ million in anticipation of the upcoming Warlords of Draenor™ release.  We are raising our full-year non-GAAP outlook and we expect to deliver double-digit non-GAAP revenue growth year-over-year and record non-GAAP earnings per share.”

Kotick added, “In addition to new content releases of Skylanders® Trap Team and Call of Duty®: Advanced Warfare, next week Blizzard Entertainment plans to launch World of Warcraft: Warlords of Draenor.  Today, we have some of the most important franchises in entertainment and we expect to continue growing our product portfolio in 2015 with two additional franchises -- Call of Duty Online, which we expect will enter an unlimited beta test, including virtual item sales, in China during the first quarter, and Blizzard Entertainment’s Heroes of the Storm™.   Looking ahead, we have more opportunities than ever before to fuel our growth by creating great content using new platforms and business models while also expanding into new geographies. We are embracing all of these growth opportunities with the same commitment to excellence that we have demonstrated over the past 23 years.”

Selected Business Highlights:

•

For the third quarter, Activision Publishing’s Destiny was the largest new franchise launch in videogame history and ranks among the top 10 largest videogame launches of all time in the U.S.²  To date, Destiny has more than 9.5 million registered users and our active players are playing the game an average of more than three hours per day.¹

•

Blizzard Entertainment’s World of Warcraft remains the #1 subscription-based MMORPG, with more than 7.4 million subscribers as of September 30, 2014, ahead of the upcoming World of Warcraft: Warlords of Draenor release.¹

•	During the quarter, Blizzard Entertainment’s newest franchise, Hearthstone: Heroes of Warcraft, exceeded 20 million registered users life to date.¹

•

In North America and Europe combined, for the third quarter, Blizzard Entertainment’s Diablo III: Reaper of Souls - Ultimate Evil Edition was the #4 best-selling console title², and year to date, Diablo III: Reaper of Souls remained the #2 PC game in dollars.³

•

In North America and Europe combined, for the first nine months of 2014, Activision Publishing’s Skylanders SWAP Force™ was the #4 best-selling console and handheld game overall in dollars, and in North America and Europe, Skylanders toys outsold the #1 action figure line.[4]

Activision Announces Q3 2014 Earnings Results

•

On November 7 and 8, 2014, Blizzard Entertainment will host its eighth BlizzCon® gaming convention at the Anaheim Convention Center.  For new product announcements and information please visit www.blizzcon.com.

Company Outlook:

On October 5, 2014, Activision Publishing launched Skylanders Trap Team and yesterday the company released Call of Duty: Advanced Warfare, which brings a new vision to the Call of Duty franchise.

On November 13, 2014, Blizzard Entertainment expects to release World of Warcraft: Warlords of Draenor, the newest expansion in the epic franchise.

Additionally, on December 9, 2014, Activision Publishing plans to release The Dark Below™, the first expansion to  Destiny, for Sony’s PlayStation®4 and PlayStation®3 and Microsoft’s Xbox One and Xbox 360®.

Based on its third quarter results, Activision Blizzard is raising its full year net revenue and non-GAAP earnings per share outlook. The company’s fourth-quarter and full-year net revenue and earnings per share outlook are as follows:

(in millions, except EPS)	GAAP Outlook	Prior* GAAP Outlook	Non-GAAP Outlook	Prior* Non- GAAP Outlook

CY 2014

Net Revenues	$4,325	$4,240	$4,800	$4,700

EPS	$0.91	$0.91	$1.35	$1.29

Fully Diluted Shares**	745	750	745	750

Q4 2014

Net Revenues	$1,492	n/a	$2,200	n/a

EPS	$0.28	n/a	$0.86	n/a

Fully Diluted Shares**	748	n/a	748	n/a

* Prior outlook was provided by the company on August 5, 2014 in its earnings release

**Fully diluted weighted average shares include participating securities and dilutive options on a weighted average basis.

Activision Announces Q3 2014 Earnings Results

Conference Call

Today at 4:30 p.m. EDT, Activision Blizzard’s management will host a conference call and Webcast to discuss the company’s results for the quarter ended September 30, 2014 and management’s outlook for the remainder of the calendar year. The company welcomes all members of the financial and media communities and other interested parties to visit the “Investor Relations” area of www.activisionblizzard.com to listen to the conference call via live Webcast or to listen to the call live by dialing into 877-681-3367 in the U.S. with passcode 5237379.

About Activision Blizzard

Activision Blizzard, Inc. is the largest and most profitable independent western interactive entertainment publishing company. It develops and publishes some of the most successful and beloved entertainment franchises in any medium, including Call of Duty, Destiny, Skylanders, World of Warcraft, StarCraft®, Diablo and Hearthstone.

Headquartered in Santa Monica California, Activision Blizzard maintains operations throughout the United States, Europe, and Asia. It develops and publishes games on all leading interactive platforms and its games are available in most countries around the world. More information about Activision Blizzard and its products can be found on the company’s website, www.activisionblizzard.com.

¹According to Activision Blizzard internal estimates

²According to The NPD Group, GfK Chart-Track and Activision Blizzard internal estimates

³According to The NPD Group and GfK Chart-Track

4According to the NPD Group and Gfk Chart-Track and Activision Blizzard internal estimates, including toys and accessories

Subscriber Definition:  World of Warcraft subscribers include individuals who have paid a subscription fee or have an active prepaid card to play World of Warcraft, as well as those who have purchased the game and are within their free month of access. Internet Game Room players who have accessed the game over the last thirty days are also counted as subscribers. The above definition excludes all players under free promotional subscriptions, expired or cancelled subscriptions, and expired prepaid cards. Subscribers in licensees’ territories are defined along the same rules.

Non-GAAP Financial Measures:  As a supplement to our financial measures presented in accordance with Generally Accepted Accounting Principles (“GAAP”), Activision Blizzard presents certain non-GAAP measures of financial performance. These non-GAAP financial measures are not intended to be considered in isolation from, as a substitute for, or as more important than, the financial information prepared and presented in accordance with GAAP.  In addition, these non-GAAP measures have limitations in that they do not reflect all of the items associated with the company’s results of operations as determined in accordance with GAAP.

Activision Blizzard provides net revenues, net income (loss), earnings (loss) per share and operating margin data and guidance both including (in accordance with GAAP) and excluding (non-GAAP) certain items. In addition, Activision Blizzard provides EBITDA (defined as GAAP net income (loss) before interest (income) expense, income taxes, depreciation and amortization) and adjusted EBITDA (defined as non-GAAP operating margin (see non-GAAP financial measure below) before depreciation).  The non-GAAP financial measures exclude the following items, as applicable in any given reporting period:

Activision Announces Q3 2014 Earnings Results

•                  the change in deferred revenues and related cost of sales with respect to certain of the company’s online-enabled games;

•                  expenses related to stock-based compensation;

•                  the amortization of intangibles from purchase price accounting;

•                  fees and other expenses (including legal fees, costs, expenses and accruals) related to the acquisition of 429 million shares of our common stock on October 11, 2013 from Vivendi, pursuant to the stock purchase agreement dated July 25, 2013 and the $4.75 billion debt financings related thereto; and

•                  the income tax adjustments associated with any of the above items.

In the future, Activision Blizzard may also consider whether other significant non-recurring items should also be excluded in calculating the non-GAAP financial measures used by the company.  Management believes that the presentation of these non-GAAP financial measures provides investors with additional useful information to measure Activision Blizzard’s financial and operating performance.  In particular, the measures facilitate comparison of operating performance between periods and help investors to better understand the operating results of Activision Blizzard by excluding certain items that may not be indicative of the company’s core business, operating results or future outlook.  Internally, management uses these non-GAAP financial measures in assessing the company’s operating results, and measuring compliance with the requirements of the company’s debt financing agreements, as well as in planning and forecasting.

Activision Blizzard’s non-GAAP financial measures are not based on a comprehensive set of accounting rules or principles, and the terms non-GAAP net revenues, non-GAAP net income, non-GAAP earnings per share, non-GAAP operating margin, and non-GAAP or adjusted EBITDA do not have a standardized meaning. Therefore, other companies may use the same or similarly named measures, but exclude different items, which may not provide investors a comparable view of Activision Blizzard’s performance in relation to other companies.

Management compensates for the limitations resulting from the exclusion of these items by considering the impact of the items separately and by considering Activision Blizzard’s GAAP, as well as non-GAAP, results and outlook, and by presenting the most comparable GAAP measures directly ahead of non-GAAP measures, and by providing a reconciliation that indicates and describes the adjustments made.

In addition to the reasons stated above, which are generally applicable to each of the items Activision Blizzard excludes from its non-GAAP financial measures, there are additional specific reasons why the company believes it is appropriate to exclude the change in deferred revenues and related cost of sales with respect to certain of the company’s online-enabled games.

Since Activision Blizzard has determined that some of our games’ online functionality represents an essential component of gameplay and, as a result, a more-than-inconsequential separate deliverable, we recognize revenues attributed to these game titles over their estimated service periods, which may range from five months to a maximum of less than a year. The related cost of sales is deferred and recognized as the related revenues are recognized. Internally, management excludes the impact of this change in deferred revenues and related cost of sales in its non-GAAP financial measures when evaluating the company’s operating performance, when planning, forecasting and analyzing future periods, and when assessing the performance of its management team.  Management believes this is appropriate because doing so enables an analysis of performance based on the timing of actual transactions with our customers, which is consistent with the way the company is measured by investment analysts and industry data sources. In addition, excluding the change in deferred revenues and the related cost of sales provides a much more timely indication of trends in our operating results.

Cautionary Note Regarding Forward-looking Statements:  Information in this press release that involves Activision Blizzard’s expectations, plans, intentions or strategies regarding the future, including statements under the heading “Company Outlook,” are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements consist of any statement other than a recitation of historical facts and include, but are not limited to: (1) projections of revenues, expenses, income or loss, earnings or loss per share, cash flow or other financial items; (2) statements of our plans and objectives, including those relating to product releases; and (3) statements of future financial or operating performance.

Activision Announces Q3 2014 Earnings Results

Activision Blizzard generally uses words, such as “outlook,” “forecast,” “will,” “could,” “should,” “would,” “to be,” “plan,” “plans,” “believes,” “may,” “might,” “expects,” “intends,” “intends as,” “anticipates,” “estimate,” “future,” “positioned,” “potential,” “project,” “remain,” “scheduled,” “set to,” “subject to,” “upcoming” and other similar expressions to help identify forward-looking statements. Forward-looking statements are subject to business and economic risk, reflect management’s current expectations, estimates and projections about our business, and are inherently uncertain and difficult to predict.  Activision Blizzard’s actual future results could differ materially from those expressed in the forward-looking statements set forth in this release.  Risks and uncertainties that may affect our future results include, but are not limited to, sales levels of Activision Blizzard’s titles, increasing concentration of titles, shifts in consumer spending trends, the impact of the current macroeconomic environment, Activision Blizzard’s ability to predict consumer preferences, including interest in specific genres, such as first-person action, massively multiplayer online and “toys to life” games, and preferences among hardware platforms, the seasonal and cyclical nature of the interactive game market, changing business models, including digital delivery of content, competition including from used games and other forms of entertainment, possible declines in software pricing, product returns and price protection, product delays, adoption rate and availability of new hardware (including peripherals) and related software, particularly during the ongoing console transition, rapid changes in technology and industry standards, the current regulatory environment, litigation risks and associated costs, protection of proprietary rights, maintenance of relationships with key personnel, customers, financing providers, licensees, licensors, vendors, and third-party developers, including the ability to attract, retain and develop key personnel and developers that can create high quality titles, counterparty risks relating to customers, licensees, licensors and manufacturers, domestic and international economic, financial and political conditions and policies, foreign exchange rates and tax rates, the identification of suitable future acquisition opportunities and potential challenges associated with geographic expansion, capital market risks, the possibility that expected benefits related to the transactions involving the repurchase of shares from Vivendi S.A. may not materialize as expected, the amount of our debt and the limitations imposed by the covenants in the agreements governing our debt, and the other factors identified in “Risk Factors” included in Part I, Item 1A of Activision Blizzard’s most recent annual report on Form 10-K.   The forward-looking statements in this release are based upon information available to Activision Blizzard as of the date of this release, and Activision Blizzard assumes no obligation to update any such forward-looking statements. Although these forward-looking statements are believed to be true when made, they may ultimately prove to be incorrect. These statements are not guarantees of the future performance of Activision Blizzard and are subject to risks, uncertainties and other factors, some of which are beyond its control and may cause actual results to differ materially from current expectations.

###

(Tables to Follow)

For Information Contact:

Kristin Southey	Mary Osako
SVP, Investor Relations	SVP, Global Communications
(310) 255-2635	(424) 322-5166
ksouthey@activision.com	mary.osako@activision.com

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(Amounts in millions, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013

Net revenues:
Product sales	$337	$332	$1,693	$2,049
Subscription, licensing and other revenues [1]	416	359	1,140	1,016
Total net revenues	753	691	2,833	3,065

Costs and expenses:
Cost of sales - product costs	156	111	568	551
Cost of sales - online	56	43	170	154
Cost of sales - software royalties and amortization	34	16	136	116
Cost of sales - intellectual property licenses	7	5	20	56
Product development	131	140	387	387
Sales and marketing	221	144	465	367
General and administrative	140	162	342	347
Total costs and expenses	745	621	2,088	1,978
Operating income	8	70	745	1,087
Interest and other investment income (expense), net	(51)	(4)	(152)	(1)
Income (loss) before income tax expense (benefit)	(43)	66	593	1,086
Income tax expense (benefit)	(20)	10	119	249
Net income (loss)	$(23)	$56	$474	$837

Basic earnings (loss) per common share [2]	$(0.03)	$0.05	$0.65	$0.73
Weighted average common shares outstanding	718	1,122	714	1,118

Diluted earnings (loss) per common share [2]	$(0.03)	$0.05	$0.64	$0.73
Weighted average common shares outstanding assuming dilution	718	1,134	725	1,127

1 Subscription, licensing and other revenues represents revenues from World of Warcraft subscriptions, licensing royalties from our products and franchises, value-added services, downloadable content, and other miscellaneous revenues.

2 The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. We had, on a weighted-average basis, participating securities of approximately 14 million and 16 million for the three and nine months ended September 30, 2014, respectively. We had, on a weighted-average basis, participating securities of approximately 24 million and 25 million for the three and nine months ended September 30, 2013, respectively. Net income (loss) attributable to Activision Blizzard Inc. common shareholders used to calculate earnings per common share assuming dilution was $(23) million and $462 million for the three and nine months ended September 30, 2014 as compared to the total net income (loss) of $(23) million and $474 million for the same periods, respectively. Net income attributable to Activision Blizzard Inc. common shareholders used to calculate earnings per common share assuming dilution was $55 million and $819 million for the three and nine months ended September 30, 2013 as compared to the total net income of $56 million and $837 million for the same periods, respectively.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(Amounts in millions)

	September 30,	December 31,
	2014	2013
ASSETS
Current assets:
Cash and cash equivalents	$3,805	$4,410
Short-term investments	23	33
Accounts receivable, net	689	510
Inventories, net	222	171
Software development	445	367
Intellectual property licenses	2	11
Deferred income taxes, net	394	321
Other current assets	377	418
Total current assets	5,957	6,241
Long-term investments	9	9
Software development	78	21
Property and equipment, net	162	138
Other assets	90	35
Intangible assets, net	38	43
Trademark and trade names	433	433
Goodwill	7,088	7,092
Total assets	$13,855	$14,012

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$266	$355
Deferred revenues	1,305	1,389
Accrued expenses and other liabilities	541	636
Current portion of long-term debt	---	25
Total current liabilities	2,112	2,405
Long-term debt, net	4,322	4,668
Deferred income taxes, net	82	66
Other liabilities	347	251
Total liabilities	6,863	7,390
Shareholders’ equity:
Common stock	---	---
Additional paid-in capital	9,900	9,682
Treasury stock	(5,764)	(5,814)
Retained earnings	3,013	2,686
Accumulated other comprehensive income (loss)	(157)	68
Total shareholders’ equity	6,992	6,622
Total liabilities and shareholders’ equity	$13,855	$14,012

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP MEASURES

(Amounts in millions, except earnings per share data)

Three Months Ended September 30, 2014		Net Revenues	Cost of Sales - Product Costs	Cost of Sales - Online	Cost of Sales - Software Royalties and Amortization	Cost of Sales - Intellectual Property Licenses	Product Development	Sales and Marketing	General and Administrative	Total Costs and Expenses
GAAP Measurement		$753	$156	$56	$34	$7	$131	$221	$140	$745
Less: Net effect from deferral of net revenues and related cost of sales	(a)	417	80	-	157	-	-	-	-	237
Less: Stock-based compensation	(b)	-	-	-	(1)	-	(5)	(3)	(13)	(22)
Less: Amortization of intangible assets	(c)	-	-	-	-	(2)	-	-	-	(2)
Less: Fees and other expenses related to the Purchase Transaction and related debt financings	(d)	-	-	-	-	-	-	-	(48)	(48)
Non-GAAP Measurement		$1,170	$236	$56	$190	$5	$126	$218	$79	$910

Three Months Ended September 30, 2014		Operating Income	Net Income (Loss)	Basic Earnings (Loss) per Share	Diluted Earnings (Loss) per Share
GAAP Measurement		$8	$(23)	$(0.03)	$(0.03)
Less: Net effect from deferral of net revenues and related cost of sales	(a)	180	133	0.18	0.18
Less: Stock-based compensation	(b)	22	14	0.02	0.02
Less: Amortization of intangible assets	(c)	2	1	-	-
Less: Fees and other expenses related to the Purchase Transaction and related debt financings	(d)	48	48	0.07	0.07
Non-GAAP Measurement		$260	$173	$0.24	$0.23

Nine Months Ended September 30, 2014		Net Revenues	Cost of Sales - Product Costs	Cost of Sales - Online	Cost of Sales - Software Royalties and Amortization	Cost of Sales - Intellectual Property Licenses	Product Development	Sales and Marketing	General and Administrative	Total Costs and Expenses
GAAP Measurement		$2,833	$568	$170	$136	$20	$387	$465	$342	$2,088
Less: Net effect from deferral of net revenues and related cost of sales	(a)	(233)	(83)	-	109	1	-	-	-	27
Less: Stock-based compensation	(b)	-	-	-	(12)	-	(17)	(6)	(41)	(76)
Less: Amortization of intangible assets	(c)	-	-	-	-	(4)	-	-	-	(4)
Less: Fees and other expenses related to the Purchase Transaction and related debt financings	(d)	-	-	-	-	-	-	-	(48)	(48)
Non-GAAP Measurement		$2,600	$485	$170	$233	$17	$370	$459	$253	$1,987

Nine Months Ended September 30, 2014		Operating Income	Net Income	Basic Earnings per Share	Diluted Earnings per Share
GAAP Measurement		$745	$474	$0.65	$0.64
Less: Net effect from deferral of net revenues and related cost of sales	(a)	(260)	(212)	(0.29)	(0.29)
Less: Stock-based compensation	(b)	76	46	0.06	0.06
Less: Amortization of intangible assets	(c)	4	3	-	-
Less: Fees and other expenses related to the Purchase Transaction and related debt financings	(d)	48	48	0.07	0.07
Non-GAAP Measurement		$613	$359	$0.49	$0.48

(a) Reflects the net change in deferred revenues and related cost of sales.

(b) Includes expense related to stock-based compensation.

(c) Reflects amortization of intangible assets from purchase price accounting.

(d) Reflects fees and other expenses (including legal fees, costs, expenses and accruals) related to the repurchase of 429 million shares of our common stock from Vivendi (the “Purchase Transaction”) completed on October 11, 2013 and related debt financings.

The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Activision Blizzard common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $170 million and $350 million for the three and nine months ended September 30, 2014 as compared to total non-GAAP net income of $173 million and $359 million for the same periods, respectively.

For purpose of calculation of earnings per share, we had, on a weighted-average basis, common shares outstanding of 718 million, participating securities of approximately 14 million, and dilutive shares of 10 million during the three months ended September 30, 2014.

The per share adjustments are presented as calculated, and the GAAP and non-GAAP earnings per share information is also presented as calculated.  The sum of these measures, as presented, may differ due to the impact of rounding.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP MEASURES

(Amounts in millions, except earnings per share data)

Three Months Ended September 30, 2013		Net Revenues	Cost of Sales - Product Costs	Cost of Sales - Online	Cost of Sales - Software Royalties and Amortization	Cost of Sales - Intellectual Property Licenses	Product Development	Sales and Marketing	General and Administrative	Total Costs and Expenses
GAAP Measurement		$691	$111	$43	$16	$5	$140	$144	$162	$621
Less: Net effect from deferral of net revenues and related cost of sales	(a)	(34)	1	-	(3)	-	-	-	-	(2)
Less: Stock-based compensation	(b)	-	-	-	(1)	-	(9)	(2)	(13)	(25)
Less: Amortization of intangible assets	(c)	-	-	-	-	(3)	-	-	-	(3)
Less: Fees and other expenses related to the Purchase Transaction and related debt financings	(d)	-	-	-	-	-	-	-	(62)	(62)
Non-GAAP Measurement		$657	$112	$43	$12	$2	$131	$142	$87	$529

Three Months Ended September 30, 2013		Operating Income	Net Income	Basic Earnings per Share	Diluted Earnings per Share
GAAP Measurement		$70	$56	$0.05	$0.05
Less: Net effect from deferral of net revenues and related cost of sales	(a)	(32)	(23)	(0.02)	(0.02)
Less: Stock-based compensation	(b)	25	16	0.01	0.01
Less: Amortization of intangible assets	(c)	3	2	-	-
Less: Fees and other expenses related to the Purchase Transaction and related debt financings	(d)	62	39	0.03	0.03
Non-GAAP Measurement		$128	$90	$0.08	$0.08

Nine Months Ended September 30, 2013		Net Revenues	Cost of Sales - Product Costs	Cost of Sales - Online	Cost of Sales - Software Royalties and Amortization	Cost of Sales - Intellectual Property Licenses	Product Development	Sales and Marketing	General and Administrative	Total Costs and Expenses
GAAP Measurement		$3,065	$551	$154	$116	$56	$387	$367	$347	$1,978
Less: Net effect from deferral of net revenues and related cost of sales	(a)	(995)	(191)	-	(62)	(4)	-	-	-	(257)
Less: Stock-based compensation	(b)	-	-	-	(10)	-	(23)	(5)	(38)	(76)
Less: Amortization of intangible assets	(c)	-	-	-	-	(8)	-	-	-	(8)
Less: Fees and other expenses related to the Purchase Transaction and related debt financings	(d)	-	-	-	-	-	-	-	(62)	(62)
Non-GAAP Measurement		$2,070	$360	$154	$44	$44	$364	$362	$247	$1,575

Nine Months Ended September 30, 2013		Operating Income	Net Income	Basic Earnings per Share	Diluted Earnings per Share
GAAP Measurement		$1,087	$837	$0.73	$0.73
Less: Net effect from deferral of net revenues and related cost of sales	(a)	(738)	(550)	(0.48)	(0.48)
Less: Stock-based compensation	(b)	76	48	0.04	0.04
Less: Amortization of intangible assets	(c)	8	5	-	-
Less: Fees and other expenses related to the Purchase Transaction and related debt financings	(d)	62	39	0.03	0.03
Non-GAAP Measurement		$495	$379	$0.33	$0.33

(a) Reflects the net change in deferred revenues and related cost of sales.

(b) Includes expense related to stock-based compensation.

(c) Reflects amortization of intangible assets from purchase price accounting.

(d) Reflects fees and other expenses (including legal fees, costs, expenses and accruals) related to the repurchase of 429 million shares of our common stock from Vivendi (the “Purchase Transaction”) completed on October 11, 2013 and related debt financings.

The company calculates earnings per share pursuant to the two-class method which requires the allocation of net income between common shareholders and participating security holders. Net income attributable to Activision Blizzard Inc. common shareholders used to calculate non-GAAP earnings per common share assuming dilution was $88 million and $370 million for the three and nine months ended September 30, 2013 as compared to total non-GAAP net income of $90 million and $379 million for the same periods, respectively.

The per share adjustments are presented as calculated, and the GAAP and non-GAAP earnings per share information is also presented as calculated.  The sum of these measures, as presented, may differ due to the impact of rounding.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION

For the Three And Nine Months Ended September 30, 2014 and 2013

(Amounts in millions)

	Three Months Ended
	September 30, 2014		September 30, 2013		$ Increase	% Increase
	Amount	% of Total[4]	Amount	% of Total[4]	(Decrease)	(Decrease)
GAAP Net Revenues by Distribution Channel
Retail channels	$171	23%	$226	33%	$(55)	(24)%
Digital online channels[1]	504	67	409	59	95	23
Total Activision and Blizzard	675	90	635	92	40	6

Distribution	78	10	56	8	22	39
Total consolidated GAAP net revenues	753	100	691	100	62	9

Change in Deferred Revenues[2]
Retail channels	416		(24)
Digital online channels[1]	1		(10)
Total changes in deferred revenues	417		(34)

Non-GAAP Net Revenues by Distribution Channel
Retail channels	587	50	202	31	385	191
Digital online channels[1]	505	43	399	61	106	27
Total Activision and Blizzard	1,092	93	601	91	491	82

Distribution	78	7	56	9	22	39
Total non-GAAP net revenues[3]	$1,170	100%	$657	100%	$513	78%

	Nine Months Ended
	September 30, 2014		September 30, 2013		$ Increase	% Increase
	Amount	% of Total[4]	Amount	% of Total[4]	(Decrease)	(Decrease)
GAAP Net Revenues by Distribution Channel
Retail channels	$1,257	44%	$1,748	57%	$(491)	(28)%
Digital online channels[1]	1,358	48	1,174	38	184	16
Total Activision and Blizzard	2,615	92	2,922	95	(307)	(11)

Distribution	218	8	143	5	75	52
Total consolidated GAAP net revenues	2,833	100	3,065	100	(232)	(8)

Change in Deferred Revenues[2]
Retail channels	(388)		(1,033)
Digital online channels[1]	155		38
Total changes in deferred revenues	(233)		(995)

Non-GAAP Net Revenues by Distribution Channel
Retail channels	869	33	715	35	154	22
Digital online channels[1]	1,513	58	1,212	59	301	25
Total Activision and Blizzard	2,382	92	1,927	93	455	24

Distribution	218	8	143	7	75	52
Total non-GAAP net revenues[3]	$2,600	100%	$2,070	100%	$530	26%

1 Net revenues from digital online channels represent revenues from subscriptions, licensing royalties, value-added services, downloadable content, digitally distributed products, and wireless devices.

2 We provide net revenues including (in accordance with GAAP) and excluding (non-GAAP) the impact of changes in deferred revenues.

3 Total non-GAAP net revenues presented also represents our total operating segment net revenues.

4 The percentages of total are presented as calculated. Therefore the sum of these percentages, as presented, may differ due to the impact of rounding.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION

For the Three Months Ended September 30, 2014 and 2013

(Amounts in millions)

	Three Months Ended
	September 30, 2014		September 30, 2013		$ Increase	% Increase
	Amount	% of Total[6]	Amount	% of Total[6]	(Decrease)	(Decrease)
GAAP Net Revenues by Segment/Platform Mix
Activision and Blizzard:
Online[1]	$205	27%	$205	30%	$ ---	---%
PC	165	22	79	11	86	109

Next-generation (PS4, Xbox One, Wii U)	109	14	3	---	106	NM
Current-generation (PS3, Xbox 360, Wii)	161	21	293	42	(132)	(45)
Total console[2]	270	36	296	43	(26)	(9)

Mobile and other[5]	35	5	55	8	(20)	(36)

Total Activision and Blizzard	675	90	635	92	40	6

Distribution:
Total Distribution	78	10	56	8	22	39
Total consolidated GAAP net revenues	753	100	691	100	62	9

Change in Deferred Revenues[3]
Activision and Blizzard:
Online[1]	4		(24)
PC	(69)		(38)

Next-generation (PS4, Xbox One, Wii U)	359		(2)
Current-generation (PS3, Xbox 360, Wii)	123		30
Total console[2]	482		28

Total changes in deferred revenues	417		(34)

Non-GAAP Net Revenues by Segment/Platform Mix
Activision and Blizzard:
Online[1]	209	18	181	28	28	15
PC	96	8	41	6	55	134

Next-generation (PS4, Xbox One, Wii U)	468	40	1	---	467	NM
Current-generation (PS3, Xbox 360, Wii)	284	24	323	49	(39)	(12)
Total console[2]	752	64	324	49	428	132

Mobile and other[5]	35	3	55	8	(20)	(36)

Total Activision and Blizzard	1,092	93	601	91	491	82

Distribution:
Total Distribution	78	7	56	9	22	39
Total consolidated non-GAAP net revenues[4]	$1,170	100%	$657	100%	$513	78%

1 Revenues from online consists of revenues from all World of Warcraft products, including subscriptions, boxed products, expansion packs, licensing royalties, and value-added services.

2 Downloadable content and their related revenues are included in each respective console platforms and total console.

3 We provide net revenues including (in accordance with GAAP) and excluding (non-GAAP) the impact of changes in deferred net revenues.

4 Total non-GAAP net revenues presented also represents our total operating segment net revenues.

5 Revenues from mobile and other includes revenues from handheld and mobile devices, as well as non-platform specific game related revenues such as standalone sales of toys and accessories products from the Skylanders franchise and other physical merchandise and accessories.

6 The percentages of total are presented as calculated. Therefore the sum of these percentages, as presented, may differ due to the impact of rounding.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION

For the Nine Months Ended September 30, 2014 and 2013

(Amounts in millions)

	Nine Months Ended
	September 30, 2014		September 30, 2013		$ Increase	% Increase
	Amount	% of Total[6]	Amount	% of Total[6]	(Decrease)	(Decrease)
GAAP Net Revenues by Segment/Platform Mix
Activision and Blizzard:
Online[1]	$601	21%	$714	23%	$(113)	(16)%
PC	447	16	274	9	173	63

Next-generation (PS4, Xbox One, Wii U)	353	12	14	---	339	NM
Current-generation (PS3, Xbox 360, Wii)	1,049	37	1,620	53	(571)	(35)
Total console[2]	1,402	49	1,634	53	(232)	(14)

Mobile and other[5]	165	6	300	10	(135)	(45)

Total Activision and Blizzard	2,615	92	2,922	95	(307)	(11)

Distribution:
Total Distribution	218	8	143	5	75	52
Total consolidated GAAP net revenues	2,833	100	3,065	100	(232)	(8)

Change in Deferred Revenues[3]
Activision and Blizzard:
Online[1]	36		(110)
PC	18		(67)

Next-generation (PS4, Xbox One, Wii U)	214		(10)
Current-generation (PS3, Xbox 360, Wii)	(513)		(808)
Total console[2]	(299)		(818)

Mobile and other[5]	12		---
Total changes in deferred revenues	(233)		(995)

Non-GAAP Net Revenues by Segment/Platform Mix
Activision and Blizzard:
Online[1]	637	25	604	29	33	5
PC	465	18	207	10	258	125

Next-generation (PS4, Xbox One, Wii U)	567	22	4	---	563	NM
Current-generation (PS3, Xbox 360, Wii)	536	21	812	39	(276)	(34)
Total console[2]	1,103	42	816	39	287	35

Mobile and other[5]	177	7	300	14	(123)	(41)

Total Activision and Blizzard	2,382	92	1,927	93	455	24

Distribution:
Total Distribution	218	8	143	7	75	52
Total consolidated non-GAAP net revenues[4]	$2,600	100%	$2,070	100%	$530	26%

1 Revenues from online consists of revenues from all World of Warcraft products, including subscriptions, boxed products, expansion packs, licensing royalties, and value-added services.

2 Downloadable content and their related revenues are included in each respective console platforms and total console.

3 We provide net revenues including (in accordance with GAAP) and excluding (non-GAAP) the impact of changes in deferred net revenues.

4 Total non-GAAP net revenues presented also represents our total operating segment net revenues.

5 Revenues from mobile and other includes revenues from handheld and mobile devices, as well as non-platform specific game related revenues such as standalone sales of toys and accessories products from the Skylanders franchise and other physical merchandise and accessories.

6 The percentages of total are presented as calculated. Therefore the sum of these percentages, as presented, may differ due to the impact of rounding.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

FINANCIAL INFORMATION

For the Three And Nine Months Ended September 30, 2014 and 2013

(Amounts in millions)

	Three Months Ended
	September 30, 2014		September 30, 2013		$ Increase	% Increase
	Amount	% of Total[3]	Amount	% of Total[3]	(Decrease)	(Decrease)
GAAP Net Revenues by Geographic Region
North America	$350	46%	$344	50%	$6	2%
Europe	316	42	290	42	26	9
Asia Pacific	87	12	57	8	30	53
Total consolidated GAAP net revenues	753	100	691	100	62	9

Change in Deferred Revenues[1]
North America	274		(2)
Europe	135		(24)
Asia Pacific	8		(8)
Total changes in net revenues	417		(34)

Non-GAAP Net Revenues by Geographic Region
North America	624	53	342	52	282	82
Europe	451	39	266	40	185	70
Asia Pacific	95	8	49	7	46	94
Total non-GAAP net revenues[2]	$1,170	100%	$657	100%	$513	78%

	Nine Months Ended
	September 30, 2014		September 30, 2013		$ Increase	% Increase
	Amount	% of Total[3]	Amount	% of Total[3]	(Decrease)	(Decrease)
GAAP Net Revenues by Geographic Region
North America	$1,384	49%	$1,643	54%	$(259)	(16)%
Europe	1,172	41	1,180	38	(8)	(1)
Asia Pacific	277	10	242	8	35	14
Total consolidated GAAP net revenues	2,833	100	3,065	100	(232)	(8)

Change in Deferred Revenues[1]
North America	(136)		(564)
Europe	(102)		(355)
Asia Pacific	5		(76)
Total changes in net revenues	(233)		(995)

Non-GAAP Net Revenues by Geographic Region
North America	1,248	48	1,079	52	169	16
Europe	1,070	41	825	40	245	30
Asia Pacific	282	11	166	8	116	70
Total non-GAAP net revenues[2]	$2,600	100%	$2,070	100%	$530	26%

1 We provide net revenues including (in accordance with GAAP) and excluding (non-GAAP) the impact of changes in deferred revenues.

2 Total non-GAAP net revenues presented also represents our total operating segment net revenues.

3 The percentages of total are presented as calculated. Therefore the sum of these percentages, as presented, may differ due to the impact of rounding.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

For the Three And Nine Months Ended September 30, 2014 and 2013

(Amounts in millions)

	Three Months Ended
	September 30, 2014		September 30, 2013		$ Increase	% Increase
	Amount	% of Total[5]	Amount	% of Total[5]	(Decrease)	(Decrease)
Segment net revenues:
Activision[1]	$704	60%	$319	49%	$385	121%
Blizzard[2]	388	33	282	43	106	38
Distribution[3]	78	7	56	9	22	39
Operating segment total	1,170	100%	657	100%	513	78

Reconciliation to consolidated net revenues:
Net effect from deferral of net revenues	(417)		34
Consolidated net revenues	$753		$691		$62	9%

Segment income (loss) from operations:
Activision[1]	$95		$41		$54	132%
Blizzard[2]	164		88		76	86
Distribution[3]	1		(1)		2	---
Operating segment total	260		128		132	103

Reconciliation to consolidated operating income and consolidated income (loss) before income tax expense (benefit):
Net effect from deferral of net revenues and related cost of sales	(180)		32
Stock-based compensation expense	(22)		(25)
Amortization of intangible assets	(2)		(3)
Fees and other expenses related to the Purchase Transaction and related debt financings[4]	(48)		(62)
Consolidated operating income	8		70		(62)	(89)
Interest and other investment income (expense), net	(51)		(4)
Consolidated (loss) income before income tax expense (benefit)	$(43)		$66		$(109)	(165)%

Operating margin from total operating segments	22.2%		19.5%

	Nine Months Ended
	September 30, 2014		September 30, 2013		$ Increase	% Increase
	Amount	% of Total[5]	Amount	% of Total[5]	(Decrease)	(Decrease)
Segment net revenues:
Activision[1]	$1,193	46%	$1,090	53%	$103	9%
Blizzard[2]	1,189	46	837	40	352	42
Distribution[3]	218	8	143	7	75	52
Operating segment total	2,600	100%	2,070	100%	530	26

Reconciliation to consolidated net revenues:
Net effect from deferral of net revenues	233		995
Consolidated net revenues	$2,833		$3,065		$(232)	(8)%

Segment income (loss) from operations:
Activision[1]	$66		$214		$(148)	(69)%
Blizzard[2]	548		282		266	94
Distribution[3]	(1)		(1)		---	---
Operating segment total	613		495		118	24

Reconciliation to consolidated operating income and consolidated income before income tax expense:
Net effect from deferral of net revenues and related cost of sales	260		738
Stock-based compensation expense	(76)		(76)
Amortization of intangible assets	(4)		(8)
Fees and other expenses related to the Purchase Transaction and related debt financings[4]	(48)		(62)
Consolidated operating income	745		1,087		(342)	(31)
Interest and other investment income (expense), net	(152)		(1)
Consolidated income before income tax expense	$593		$1,086		$(493)	(45)%

Operating margin from total operating segments	23.6%		23.9%

1 Activision Publishing (“Activision”) — publishes interactive entertainment products and contents.

2 Blizzard — Blizzard Entertainment, Inc. and its subsidiaries (“Blizzard”) publishes PC games and online subscription-based games in the MMORPG category.

3 Activision Blizzard Distribution (“Distribution”) — distributes interactive entertainment software and hardware products.

4 Reflects fees and other expenses (including legal fees, costs, expenses and accruals) related to the repurchase of 429 million shares of our common stock from Vivendi (the “Purchase Transaction”) completed on October 11, 2013 and related debt financings.

5 The percentages of total are presented as calculated. Therefore the sum of these percentages, as presented, may differ due to the impact of rounding.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

For the Trailing Twelve Months Ending September 30, 2014

EBITDA and Adjusted EBITDA

(Amounts in millions)

					Trailing Twelve
					Months Ending
	December 31, 2013	March 31, 2014	June 30, 2014	September 30, 2014	September 30, 2014

GAAP Net Income (Loss)	$174	$293	$204	$(23)	$648
Interest (Income) / Expense, net	52	51	50	51	204
Provision (Benefit) for income taxes	59	83	56	(20)	178
Depreciation and amortization	40	19	19	22	100
EBITDA	325	446	329	30	1,130

Deferral of net revenues and related cost of sales (a)	509	(219)	(220)	180	250
Stock-based compensation expense (b)	34	30	22	22	108
Fees and other expenses related to the Purchase
Transaction and related debt financings (c)	18	---	---	48	66
Adjusted EBITDA	$886	$257	$131	$280	$1,554

(a) Reflects the net change in deferred net revenues and related cost of sales.

(b) Includes expense related to stock-based compensation.

(c) Reflects fees and other expenses (including legal fees, costs, expenses and accruals) related to the repurchase of 429 million shares of our common stock from Vivendi (the “Purchase Transaction”) completed on October 11, 2013 and related debt financings.

Trailing twelve months amounts are presented as calculated. Therefore, the sum of the four quarters, as presented, may differ due to the impact of rounding.

ACTIVISION BLIZZARD, INC. AND SUBSIDIARIES

Outlook for the Quarter and Year Ending December 31, 2014

GAAP to Non-GAAP Reconciliation

(Amounts in millions, except per share data)

		Outlook for	Outlook for
		Quarter Ending	Year Ending
		December 31, 2014	December 31, 2014

Net Revenues (GAAP)		$1,492	$4,325

Excluding the impact of:
Change in deferred net revenues	(a)	708	475

Net Revenues (Non-GAAP)		$2,200	$4,800

Earnings Per Diluted Share (GAAP)		$0.28	$0.91

Excluding the impact of:
Net effect from deferral in net revenues and related cost of sales	(b)	0.54	0.25
Stock-based compensation	(c)	0.03	0.09
Amortization of intangible assets	(d)	0.01	0.01
Fees and other expenses related to the Purchase Transaction and related debt financings	(e)	0.01	0.08

Earnings Per Diluted Share (Non-GAAP)		$0.86	$1.35

(a) Reflects the net change in deferred net revenues.

(b) Reflects the net change in deferred net revenues and related cost of sales.

(c) Reflects expense related to stock-based compensation.

(d) Reflects amortization of intangible assets from purchase price accounting.

(e) Reflects fees and other expenses (including legal fees, costs, expenses and accruals) related to the repurchase of 429 million shares of our common stock from Vivendi (the “Purchase Transaction”) completed on October 11, 2013 and related debt financings.

The per share adjustments are presented as calculated, and the GAAP and non-GAAP earnings per share information is also presented as calculated. The sum of these measures, as presented, may differ due to the impact of rounding.